WESTPEAK 130/30 GROWTH FUND

Supplement dated June 17, 2008 to the Natixis Equity Funds Class A, B and C Prospectus dated May 1,

2008 as may be revised and supplemented from time to time.

On June 17, 2008, the Board of Trustees of Natixis Funds Trust I, on behalf of its series Westpeak 130/30 Growth Fund (the “Fund”) upon the recommendation of the Fund’s adviser, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), approved a plan to liquidate the Fund, such liquidation to take place on or about August 22, 2008 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. Such redemptions will not be subject to any sales charges including contingent deferred sales charges. The proceeds from any such redemption will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, the Fund may make one or more distributions of income and/or net capital gains prior to the Liquidation Date in order to eliminate Fund-level taxes. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short or long-term capital gain or loss depending on how long the shareholder held the shares. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “Selling Shares” in the Fund’s Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging Shares” in the Fund’s Prospectus. Class A, Class B and Class C shares may be exchanged, subject to minimum investment requirements, for shares of the same Class of any other Natixis Fund that offers such shares. For federal income tax purposes, an exchange of the Fund’s shares for shares of another Natixis Fund is generally treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for shares of the Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts Natixis Distributors, L.P. (“Natixis Distributors”) will exchange any shares remaining in the Fund on the Liquidation Date into Natixis Cash Management Trust—Money Market Series.

Effective at the close of business on June 18, 2008, Natixis Distributors, the distributor of the Fund, will no longer accept investments from new investors in the Fund. Effective at the close of business on July 25, 2008, Natixis Distributors will no longer accept additional investments in the Fund from current shareholders of the Fund, which include additional investments through automatic or systematic investment plans.

********

SP377-0608